SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                         FIRST DEFIANCE FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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

                                     [LOGO]
                                FIRST DEFIANCE
                                FINANCIAL CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   to be held

                                 April 20, 2004

                                       and

                                 PROXY STATEMENT

                                     [LOGO]
                                FIRST DEFIANCE
                                FINANCIAL CORP.

                               601 Clinton Street
                              Defiance, Ohio 43512
                                 (419) 782-5015

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2004

                                   ----------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of First Defiance Financial Corp., Defiance, Ohio ("First Defiance") will be held at the home office of its subsidiary First Federal Bank of the Midwest, located at 601 Clinton Street, Defiance, Ohio 43512, Tuesday, April 20, 2004 at 1:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

            (1) To elect three (3) directors for three-year terms, and until their successors are elected and qualified;

            (2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other business.

      The Board of Directors has fixed March 5, 2004 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ William J. Small

                                        William J. Small
                                        Chairman, President and Chief Executive
                                        Officer

Defiance, Ohio
March 15, 2004

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD FOR VOTING BY TELEPHONE OR OVER THE INTERNET. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME BEFORE IT IS EXERCISED.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                   ----------

                         First Defiance Financial Corp.
                               601 Clinton Street
                              Defiance, Ohio 43512

                                   ----------

                       2003 ANNUAL MEETING OF SHAREHOLDERS

                                 April 20, 2004

                                     GENERAL

      This Proxy Statement is being furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of First Defiance Financial Corp., Defiance, Ohio ("First Defiance"). Proxies are being solicited on behalf of the Board of Directors of First Defiance to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the home office of First Federal Bank of the Midwest ("First Federal") located at 601 Clinton Street, Defiance, Ohio 43512, on Tuesday April 20, 2004 at 1:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about March 15, 2004.

                                     PROXIES

      The proxy solicited hereby, if properly submitted to First Defiance and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of First Defiance written notice thereof (John W. Boesling, Secretary, First Defiance Financial Corp., 601 Clinton Street, Defiance, Ohio 43512); (ii) submitting a valid proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving notice of revocation to the Secretary. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                  VOTING RIGHTS

      Only shareholders of record at the close of business on March 5, 2004 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Voting Record Date, there were 6,398,282 shares of Common Stock issued and outstanding and First Defiance had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

      The presence, either in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The proposal for election of directors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

                              BENEFICIAL OWNERSHIP

      The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), known to First Defiance to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) each director and each person nominated to become a director of First Defiance, (iii) the executive officers of First Defiance named in the Summary Compensation Table set forth under "Executive Compensation," and (iv) all directors and executive officers of First Defiance as a group.

                                       Amount and Nature of
  Name of Beneficial Owner or       Beneficial Ownership as of      Percent of
   Number of Persons in Group            March 5, 2004 (1)         Common Stock
-----------------------------       --------------------------     -------------

First Defiance Financial Corp.
  Employee Stock Ownership Plan             653,951(2)               10.22%
Private Capital Management                  560,956(3)                8.78%
Dimensional Fund Advisors, Inc.             458,551(4)                7.18%
Stephen L. Boomer                            20,311(5)                     (6)
Dr. Douglas A. Burgei                        29,350(7)                     (6)
Peter A. Diehl                               18,158(8)                     (6)
Dr. John U. Fauster III                      54,932(9)                     (6)
Gerald W. Monnin                             54,448(10)                    (6)
James L. Rohrs                               59,020(11)                    (6)
William J. Small                            170,806(12)               2.63%
Don C. Van Brackel                          177,698(13)               2.77%
Thomas A. Voigt                              24,720(14)                    (6)
Gregory R. Allen                             30,158(15)                    (6)
John C. Wahl                                111,359(16)               1.73%
All directors and executive
 officers as a group (11 persons)           750,963(17)              11.29%

(1) Unless otherwise indicated, the named person has sole voting power and sole investment power with respect to the indicated shares.

(2) Shares owned by First Defiance Financial Corp. Employee Stock Ownership Plan ("ESOP") which have been allocated to persons listed in this table are also included in those persons' holdings.

(3) Based on Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 13, 2004, Private Capital Management ("PCM") is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. PCM has reported shared voting and investment power over 544,456 shares of Common Stock. Gregg J. Powers, President of PCM, has reported shared voting and investment power over the same 544,456 shares of Common Stock. Bruce S. Sherman, Chief Executive Officer of PCM, has reported shared voting and investment power over 549,456 shares of Common Stock, (including the 544,456 shares also reported by PCM and Mr. Powers) and sole voting and investment power over an additional 11,500 shares of Common Stock.

(footnotes continued on next page)

(4) Based on Schedule 13G dated February 6, 2004, filed with the SEC on February 6, 2004, Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, possesses both voting and investment power over 458,551 shares of Common Stock. All 458,551 shares reported are owned by the entities for which Dimensional serves as investment advisor, and Dimensional disclaims beneficial ownership of such securities.

(5) Includes 3,886 shares that may be acquired upon the exercise of stock options.

(6)   Less than 1% of the total outstanding shares of Common Stock.

(7)   Includes 13,930 shares that may be acquired upon exercise of stock options

(8) Includes 310 shares that vest within 60 days under the 1996 Management Recognition Plan and Trust ("MRP") and 778 shares that may be acquired upon the exercise of stock options.

(9) Includes 19,430 shares that may be acquired upon the exercise of stock options and 1,000 shares owned with shared voting and investment power.

(10) Includes 155 shares that vest within 60 days under the MRP and 389 shares that may be acquired upon the exercise of stock options.

(11) Includes 640 shares that vest within 60 days under the MRP, 2,159 shares that have been allocated to Mr. Rohrs' account in the ESOP and 37,600 shares that may be acquired upon the exercise of stock options.

(12) Includes 16,678 shares which have been allocated to Mr. Small's account in the ESOP and 107,300 shares that may be acquired upon the exercise of stock options.

(13) Includes 123,255 shares owned with shared voting and investment power, 3,032 shares held in trust for the MRP which vest after 60 days for which Mr. Van Brackel is a trustee, 26,946 shares that have been allocated to Mr. Van Brackel's account in the ESOP and 24,465 shares that may be acquired upon the exercise of stock options.

(14) Includes 9,930 shares that may be acquired upon the exercise of stock options and 1,330 shares owned with shared voting and investment power.

(15) Includes 2,809 shares that have been allocated to Mr. Allen's account in the ESOP and 14,000 shares that may be acquired upon the exercise of stock options.

(16) Includes 3,032 shares held in trust for the MRP which vest after 60 days for which Mr. Wahl is a trustee, 17,084 shares that have been allocated to Mr. Wahl's account in the ESOP and 54,000 shares that may be acquired upon the exercise of stock options.

(17) Includes options to purchase 283,708 shares, 1,105 shares that vest within 60 days under the MRP, 62,678 shares allocated to the accounts of executive officers in the ESOP, and 3,032 shares held in trust for the MRP which vest after 60 days for which Mr. Van Brackel and Mr. Wahl are trustees.

                         INFORMATION REGARDING DIRECTORS
                             AND EXECUTIVE OFFICERS

Election of Directors

      First Defiance's Board of Directors is composed of nine members, divided into three classes. The members of each class are elected for a term of three years and until their successors are elected and qualified. One class of directors is elected annually. A majority of the directors are "independent directors" as defined by the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that such independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. The independent directors are Drs. Burgei and Fauster and Messrs. Boomer, Diehl, Monnin and Voigt

      At the Annual Meeting, shareholders of First Defiance will be asked to elect three directors for three year terms expiring in 2007, and in each case until their successors are elected and qualified. The nominees, Mr. Boomer, Mr. Diehl and Mr. Small, currently serve as directors of First Defiance.

      Unless otherwise directed, each valid proxy submitted by a shareholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

Information Regarding Nominees for Director and Continuing Directors

      The following tables present information concerning each nominee for director and each director whose term continues.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                        NOMINEES BE ELECTED AS DIRECTORS

          NOMINEES FOR DIRECTOR WITH THREE-YEAR TERMS EXPIRING IN 2007

                                                                   Director
Name                   Age    Positions Held at First Defiance     Since (1)
---------------------  ---  -------------------------------------  ---------

Stephen L. Boomer      53   Director                                 1994

Peter A. Diehl         53   Director                                 1998

William J. Small       53   Chairman, President and Chief            1998
                              Executive Officer

                      DIRECTORS WITH TERMS EXPIRING IN 2006

                                                                   Director
Name                   Age    Positions Held at First Defiance     Since (1)
---------------------  ---  -------------------------------------  ---------

Dr. Douglas A. Burgei  49   Director                                 1995

Gerald W. Monnin       65   Director                                 1997

Don C. Van Brackel     65   Director, Vice Chairman                  1979

                      DIRECTORS WITH TERMS EXPIRING IN 2005

                                                                   Director
Name                   Age    Positions Held at First Defiance     Since (1)
---------------------  ---  -------------------------------------  ---------

Dr. John U. Fauster    66   Director                                 1975

James L. Rohrs         56   Executive Vice President of First        2002
                              Defiance and President and Chief
                              Operating Officer of First Federal

Thomas A. Voigt        61   Director                                 1995

----------
(1) Each director also serves as a director of First Federal, a wholly owned subsidiary of First Defiance. The indicated year includes service as a director of First Federal prior to the formation of First Defiance in 1995.

      The business experience of each of the nominees or directors for at least the past five years is as follows:

      Stephen L. Boomer. Mr. Boomer is President/Chief Executive Officer and co-owner of Arps Dairy Inc., Defiance, Ohio, a processor and distributor of dairy products. He has been a director since August 1994 and currently serves as Chairman of the Audit Committee and as a member of the Governance Committee and the Trust Committee as well as the First Insurance and Investments Board. He also serves on the Executive and Loan Review Committees on a rotating basis during the year. Mr. Boomer has been designated the lead director by the independent directors on the Board.

      Peter A. Diehl. Mr. Diehl is President/Chief Executive Officer of Diehl, Inc., a privately held company headquartered in Defiance, Ohio which produces canned dairy products and non-dairy creamers for distribution throughout the United States and Asia. He has been a director since April 1998 and currently serves as chairman of the Compensation Committee, as a member of the Audit and Long Range Planning Committees, and as a member of the First Insurance and Investments Board. He also serves on the Executive and Loan Review Committees on a rotating basis during the year.

      William J. Small. Mr. Small has served as President, Chairman of the Board and Chief Executive Officer of First Defiance and Chairman of the Board and Chief Executive Officer of First Federal since January 1, 1999. He previously served as President and Chief Operating Officer of First Federal from June 1996 through December 31, 1998 and before that he served as Senior Vice President responsible for lending from July 1, 1994. Mr. Small is also Chairman of the Executive Committee and the Loan Review Committee, and a member of the Investment and Trust Committees of First Federal. He is also Chairman of First Insurance and Investments' Board of Directors.

      Douglas A. Burgei, D.V.M. Dr. Burgei is a veterinarian practicing in Napoleon, Ohio since 1978. He was appointed to the Board of Directors in August 1995 and he serves as chairman of the Corporate Governance Committee and as a member of the Investment and Long Range Planning Committees and serves on the Executive and Loan Review Committees on a rotating basis.

      John U. Fauster III, D.D.S. Dr. Fauster retired from the practice of dentistry during 2000. Prior to that he was affiliated with the Defiance Dental Group, Defiance, Ohio. He has been a director since 1975 and currently serves as a member of the Audit, Investment and Long Range Planning Committees and serves on the Executive and Loan Review Committees on a rotating basis during the year.

      Gerald W. Monnin. Mr. Monnin is Chairman of the Board of Northwest Controls, a Defiance, Ohio company that distributes high technology electronic automation and control products and systems. He has been a director since April 1997 and serves as a member of the Compensation, Audit and Corporate Governance Committees and serves on the Executive and Loan Review Committees on a rotating basis during the year.

      James L. Rohrs. Mr. Rohrs has served as an Executive Vice President of First Defiance and as President and Chief Operating Officer of First Federal since August 1999 and he has been a director since 2002. He joined First Defiance in his present capacity in August 1999. Prior to joining First Defiance, Mr. Rohrs was employed by Huntington National Bank for 27 years in a variety of capacities. Mr. Rohrs is a member of the Executive and Loan Review Committees and First Insurance and Investments Board of Directors.

      Don C. Van Brackel. Mr. Van Brackel has served as Vice Chairman of the First Defiance Board of Directors since January 1, 1999. Prior to that, Mr. Van Brackel served as Chairman of the Board of Directors and Chief Executive Officer of First Defiance and First Federal, from January 1, 1995 until his retirement on December 31, 1998. He was President and Managing Officer of First Federal from July 1992 until June 1996 and has been a director since 1979. Mr. Van Brackel is a member of the Investment, Long Range Planning, Compensation and Trust Committees. He also serves on the Executive and Loan Review committees on a rotating basis

      Thomas A. Voigt. Mr. Voigt is Vice President and general manager of the Bryan Publishing Company, commercial printers and publishers of The Bryan Times, The Northwest Signal (Napoleon, OH), The Countyline, The Montpelier Leader Enterprise and Realty Northwest. He was appointed to the board in August 1995 and he serves as Chairman of the Long Range Planning Committee and as a member of the Compensation and Corporate Governance Committees and serves on the Executive and Loan Review Committees on a rotating basis during the year.

Executive Officers Who are Not Directors

      The following sets forth certain information regarding the executive officers of First Defiance who are not directors or nominees, including their business experience for at least the past five years.

      John C. Wahl, Age 43. Mr. Wahl was promoted to Executive Vice President of First Defiance and First Federal in November 1998. He previously was appointed Treasurer in April, 1997 and Senior Vice President and Chief Financial Officer in January, 1997 after having served as Controller since June 1, 1994. Prior to joining First Defiance he was with Ernst & Young LLP, the Company's independent auditors. Mr. Wahl is also a member of the Board of Directors of First Federal Bank and First Insurance and Investments.

      Gregory R. Allen, Age 40. Mr. Allen was promoted to Executive Vice President and Chief Lending Officer of First Federal in November 1998 after joining First Federal as Vice President of Commercial Lending in June 1998. He joined First Federal with 10 years of banking experience, most recently with the Ohio Bank in Findlay, Ohio.

Compliance with Section 16(a) of the 1934 Act

      Section 16(a) of the 1934 Act requires First Defiance's officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by regulation to furnish First Defiance with copies of all Section 16(a) forms they file.

      SEC regulations require that First Defiance disclose any Section 16 filing that was not made by the appropriate due date. Based on a review of the filings for 2003, First Defiance determined that all Section 16 filings were filed by the applicable due date except for one Form 4 filed by Mr. Allen which was late.

Board Meetings

      Regular meetings of the Board of Directors of First Defiance are held monthly and special meetings of the Board of Directors of First Defiance are held from time to time as needed. Regular meetings of the Board of Directors of First Federal are also held on at least a monthly basis and special meetings of the Board of Directors of First Federal are held from time to time as needed. There were 14 meetings of the Board of Directors of First Defiance and 15 meetings of the Board of Directors of First Federal held during 2003. No director attended fewer than 75% of the total number of meetings of the Board of Directors of First Defiance or First Federal, as applicable, and meetings held by all committees of the Board on which the director served during 2003.

Attendance at Annual Meeting

      Neither the Board nor the Corporate Governance Committee has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors attending the Annual Meeting. In 2003, all nine directors attended the Annual Meeting.

Communication with Directors

      The Board of Directors has adopted a process by which shareholders may communicate with our directors. Any shareholder wishing to do so may write to the Board of Directors at the Company's principal business address, 601 Clinton St., Defiance, OH 43512. Any shareholder communication so addressed will be delivered unopened to the director to whom it is addressed or to the Lead Director if addressed to the Board of Directors.

Committees

      The Boards of Directors of First Defiance and First Federal have established various committees, including Executive, Audit, Compensation, Long Range Planning and Governance.

      Executive Committee. The Executive Committee generally has the power and authority to act on behalf of the Board of Directors between scheduled Board meetings unless specific Board of Directors action is required or unless otherwise restricted by First Defiance's articles of incorporation or code of regulations or its Board of Directors. As Chairman of the Board, Mr. Small serves as Chairman of the Executive Committee. Mr. Rohrs served as a permanent member of the Executive Committee in 2003. The remaining directors serve on the Committee on a rotating basis during the year. The Executive Committee met 52 times during 2003.

      Audit Committee. The Audit Committee is responsible for (i) the appointment of the Company's independent auditors; (ii) review of the external audit plan and the results of the auditing engagement; (iii) review of the internal audit plan and results of the internal audits; (iv) review of reports issued by First Federal Bank's Compliance Officer and (v) review of the adequacy of the Company's system of internal control. The Company's securities are listed on the Nasdaq National Market, and all members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the "NASD"). Messrs. Boomer, Monnin and Diehl and Dr. Fauster serve as members of this committee.

      The Board has determined that all members of the committee are financially literate, but that none of the committee members meet the definition of "Audit Committee financial expert" as defined in Item 401(h) of Regulation S-K under the 1934 Act. However, the board has determined that (a) collectively the audit committee members possess the skills to adequately monitor the financial and control environment of the Company and (b) expert resources, independent of management and the Company's external auditors, are available for members of the committee to consult with. Three of the Audit Committee members, through their past or current employment as chief executive officers, meet the NASDAQ standard for financial sophistication. The Audit Committee Charter is attached as Exhibit A to this Proxy Statement.

      Compensation Committee. The Compensation Committee, consisting of Messrs. Diehl, Monnin, Voigt and Van Brackel was established by the Board of Directors to oversee the compensation programs provided to First Defiance's Chief Executive Officer and other members of senior management including base salaries, bonuses and benefit plans. Messrs. Diehl, Monnin and Voigt meet the independence standards of Rule 4200(a)(15) of the NASD. Mr. Van Brackel, a former CEO of the Company, was a paid employee through March 2003.

      Corporate Governance Committee. The Corporate Governance Committee was established by the Board of Directors to ensure that the board is appropriately constituted and conducts its affairs in a manner that will best serve the interests of the Company and its shareholders. The members of the committee, who all meet the independence standards of Rule 4200(a)(15) of the NASD, are Dr. Burgei and Messrs. Boomer, Voigt and Monnin. Specific duties of the committee include administering the Company's code of ethics/conflict of interest policy, the process for evaluation of the CEO and Chairman, monitoring of the Board's continuing education and self-assessment process, nomination of directors to the Board, and conducting annual assessment of the Board as a whole including assessment of Board composition and committee assignments. The committee met 3 times during 2003. The charter for the Corporate Governance Committee, which was adopted in 2003, is attached as Exhibit B to this Proxy Statement.

      The Board does not have a separate nominating committee as those functions are performed by the Corporate Governance Committee and the Board as a whole. The Corporate Governance committee considers the following criteria in proposing nominations for director to the full Board: independence; high personal and professional ethics and integrity; ability to devote sufficient time to fulfilling duties as a director; impact on diversity of the Board, including skills and other factors relevant to the Company's business; overall experience in business, education, and other factors relevant to the Company's business. Stockholders of the Company may also make nominations to the Board of Directors, provided that notice of such nomination is given in writing to the Secretary of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders. Such notice with respect to director nominations shall set forth the name, age, business address and residence address (if available) of the nominee and the number of shares of stock of the Company which are beneficially owned by such nominee. Also, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporate Governance Committee. No such nominations were received from stockholders for the 2004 election of directors. All three current nominees for director are standing for re-election.

Board Fees

      Employees of the Company who are also directors receive no additional compensation for service as director. In 2003, cash compensation for non-employee directors included the following:

      o An annual retainer of $16,580 plus $500 annual retainer for each committee served on;

      o $400 for each First Defiance or First Federal Board meeting attended (back-to-back First Defiance and First Federal board meetings were considered one meeting for purpose of the board meeting fee);

      o     $100 for each committee meeting attended ($200 for committee chair);

      o     $100 for each executive committee meeting attended;

      o $300 per meeting for service on the board of First Insurance and Investments.

      Effective January 1, 2004, cash compensation for non-employee directors was adjusted as follows:

      o An annual retainer of $20,000 which covers all service including committee service. The lead director receives an annual retainer of $21,000;

      o     $400 for each First Federal Board meeting attended;

      o $400 for each First Defiance Board meeting attended (even if such meeting is back-to-back with the First Federal Board meeting);

      o $500 for attendance at audit committee meetings ($750 for the committee chairman);

      o $400 for attendance at compensation committee meetings ($600 for the committee chairman);

      o     $200 for attendance at executive committee meetings;

      o $300 for attendance at other committee meetings ($400 for committee chairman);

      o $400 per meeting for service on the board of First Insurance and Investments;

      o     $300 per meeting for periodic meetings of outside directors.

      As Vice Chairman of the Board, Mr. Van Brackel was paid an annual salary of $63,000 through March 31, 2003 in lieu of any other director's compensation. Effective April 1, 2003, Mr. Van Brackel received the same compensation as the outside directors.

      All directors have the option to defer a portion of their annual cash compensation pursuant to a deferred compensation plan. The Company pays the country club dues of directors who wish to utilize such a benefit, which amounts to up to $3,500 annually for those individuals.

Executive Compensation

                           Summary Compensation Table

      The following table sets forth a summary of certain information concerning the compensation awarded or paid by First Defiance for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the most highly compensated executive officers of First Defiance and its subsidiaries. Positions are listed as of December 31, 2003.

======================================================================================================================
                                          Annual Compensation (3)   Long Term Compensation
                                          -----------------------
          Name and                Year    Salary (1)    Bonus (2)           Awards              All Other Compensation
     Principal Position                                                                                    (5)
                                                                    ----------------------
                                                                      Stock     Securities
                                                                    Grants(4)   Underlying
                                                                                 Options
----------------------------------------------------------------------------------------------------------------------
William J Small, Chairman,        2003     $225,024     $136,823          --      1,000                 $24,133
President and Chief Executive     2002      216,186       43,815          --         --                  22,776
Officer                           2001      208,432      102,502          --         --                  17,439

----------------------------------------------------------------------------------------------------------------------
John C. Wahl, Executive Vice      2003     $140,000     $ 66,326          --      5,000                 $19,562
President, Chief Financial        2002      134,677       21,230          --         --                  22,776
Officer and Treasurer             2001      129,800       56,408          --         --                  16,947

----------------------------------------------------------------------------------------------------------------------
James L. Rohrs, Executive         2003     $162,000     $ 76,749          --      5,000                 $23,769
Vice President, President and     2002      155,471       24,507          --         --                  22,776
Chief Operating Officer of        2001      150,000       63,279     $34,800     40,000                  17,439
First Federal

----------------------------------------------------------------------------------------------------------------------
Gregory R. Allen, Executive       2003     $126,006     $ 51,169          --     10,000                 $19,234
Vice President and Chief          2002     $121,102     $ 36,348          --                             20,445
Lending Officer of First
Federal
======================================================================================================================

(1) Includes amounts deferred by executives pursuant to First Defiance's deferred compensation program.

(2) Bonus amounts reflect amounts earned during the fiscal year as determined by the Compensation Committee, including amounts which are paid in the following year.

(3) Does not include amounts attributable to miscellaneous benefits received by executive officers. In the opinion of management of First Defiance, the costs to First Defiance of providing such benefits to any individual executive during each of the years presented did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4) Represents the grant of 3,200 shares of restricted Common Stock to Mr. Rohrs in April 2001 under the MRP. All shares granted under this program vest 20% per year over five years on the anniversary date of the grant. Unvested shares are forfeited upon termination or retirement. The awards to Mr. Rohrs had a fair value at December 31, 2003 of $82,880.

(5) Consists of amounts allocated by First Defiance on behalf the executives pursuant to the ESOP and matching and profit sharing contributions pursuant to First Defiance's 401(k) Plan.

Report of Compensation Committee

      In order to provide compensation levels comparable to its peers and to provide incentives for achieving improved performance, the Compensation Committee recommended and the Board of Directors adopted an incentive-based executive salary program which will provide the Chief Executive Officer with a base salary targeted at approximately 70% of total cash compensation with the remaining 30% consisting of an incentive bonus. Other members of senior management participate under a similar program, with base targets ranging from 70% to 80% of total compensation and incentive bonus targets ranging from 20% to 30%. Under the program, senior management would attain targeted levels of compensation only upon realizing prescribed levels of performance established by the Board.

      The Committee evaluates the base salary of the Chief Executive Officer of First Defiance annually and the Chief Executive Officer evaluates the base salaries of the rest of the executive officers. An executive officer's base salary is determined based upon longevity with First Defiance, the effectiveness of such individual in performing his duties, peer averages at the position in question and First Defiance's overall performance. No particular weight is assigned to these variables. The base salary component alone, while designed to be competitive with peer group averages, is not designed to produce top levels of compensation for the executive officers of First Defiance and its subsidiaries when compared to its peer group. The incentive component, as described below, which requires First Defiance to achieve specific goals before additional compensation is paid, is the element which is designed to make total compensation for each of the executive officers comparable with executive compensation for executive officers in First Defiance's peer group.

      For 2003, the Board of Directors prescribed that certain target measurements be met in order to fund the executive compensation pool. The components measured included diluted earnings per share, growth in combined net interest income and non-interest income, and the efficiency ratio. The Plan provides for threshold, target and maximum payout levels with achievement of targets resulting in 100% payouts. The formula provides for payouts in excess of 100% of the bonus pools if target levels are exceeded. Based on 2003 financial results, 135% of the targeted executive bonus pool was funded.

Peter A. Diehl, Compensation Committee Chair
Thomas A. Voigt, Compensation Committee Member
Don C. Van Brackel, Compensation Committee Member
Gerald W. Monnin, Compensation Committee Member

Stock Options

      The following table provides information relating to option grants made pursuant to the 1996 Stock Option Plan and the 2001 Stock Option and Incentive Plan to the individuals named in the Summary Compensation Table.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR
                                Individual Grants

                                       Percent of
                        Number of         total                                   Potential realizable value at
                       securities        options                                  assumed rates of stock price
                       underlying      granted to                                 appreciation for option terms
                         options        employees      Exercise      Expiration   -----------------------------
Executive Officer        granted         in 2003         Price          date           5%              10%
-----------------      ----------      ----------      --------      ----------     --------        --------
William J. Small         1,000(1)          1.75%        $19.53          2013        $ 12,282        $ 31,126

John C. Wahl             5,000(1)          8.77          19.53          2013          61,411         155,629

James L. Rohrs           5,000(1)          8.77          19.53          2013          61,411         155,629

Gregory R. Allen         5,000(2)          8.77          19.56          2013          61,506         155,868
                         5,000(1)          8.77          19.53          2013          61,411         155,629
                        ------            -----                                     --------        --------
                        10,000            17.54                                     $122,917        $311,497

----------
(1) Options were granted under the 2001 Stock Option and Incentive Plan. Options vest 20% per year over a five year period on the anniversary date of the grant. Unvested options under the 2001 Stock Option Plan are generally forfeited upon termination of employment.

(2) Options were granted under the 1996 Stock Option Plan. Options vest 20% per year over a five year period on the anniversary date of the grant. Unvested options under the 1996 Stock Option Plan are generally forfeited upon termination of employment including retirement.

      The following table sets forth certain information concerning options held at December 31, 2003 under the 1993 Stock Incentive Plan, the 1996 Stock Option Plan and the 2001 Stock Option and Incentive Plan.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values

                         Shares
                        Acquired                            Number of Securities                Value of Unexercised
                           on             Value            Underlying Unexercised                   In-the-Money
      Name              Exercise        Realized             Options at Year End               Options at Year End (1)
--------------------------------------------------------------------------------------------------------------------------
                                                        Exercisable     Unexercisable       Exercisable      Unexercisable
                                                        ------------------------------------------------------------------
William J. Small             --               --          107,100            1,000          $1,651,540          $  6,370
John C. Wahl              6,000          $49,500           54,000            5,000             802,850            31,850
James L. Rohrs               --               --           36,600           34,000             486,380           389,137
Gregory R. Allen          2,000          $15,080           12,000           29,200             142,800           294,730

----------
(1) Based on a per share market price of $25.90 at December 31, 2003 and exercise prices ranging from $10.375 per share to $19.56 per share.

Employment Agreements

      First Defiance has entered into employment agreements with Messrs. Small, Rohrs, Wahl and Allen (the "Executives"). The form of employment agreement for each of the Executives is substantially the same and provides each officer with a three-year term of employment commencing on the date of the agreement. Each year, the Board of Directors of First Defiance considers and reviews the extension of the terms of each agreement and extends the term unless either party gives notice of non-renewal to the other party.

      The employment agreements are terminable with or without cause by First Defiance. However, in the event that (i) the Company terminates an Executive's employment for a reason other than cause, (ii) an Executive terminates his employment because of failure of First Defiance to comply with any material provision of the employment agreement or (iii) the employment agreement is terminated by an Executive for Good Reason, as defined, an Executive would be entitled to (A) 2.99 times the average annual compensation paid to him by First Defiance during the five most recent taxable years ending during the calendar year in which the notice of termination occurs or such portion of such period in which the Executive served as senior officer of First Defiance as well as (B) continued participation in employee benefit plans of First Defiance (other than retirement plans and stock compensation plans) until the expiration of the remaining term of employment. "Good Reason" is generally defined in the employment agreements to include the assignment by First Defiance to the Executive of any duties which, in the Executive's good faith determination, are materially inconsistent with the Executive's positions, duties, responsibilities and status with First Defiance prior to such assignment or prior to a change in control of First Defiance.

      The employment agreements provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, then such payments and benefits received thereunder would be reduced, in the manner determined by First Defiance, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being nondeductible by First Defiance for federal income tax purposes.

                                PERFORMANCE GRAPH

      The following graph compares the yearly cumulative total return on the Common Stock for the last five years with (i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies), (ii) the yearly cumulative total return on stocks included in the Nasdaq Bank Stock Index and (iii) the SNL Midwest Thrift Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

                            Total Return Performance

                              [LINE GRAPH OMITTED]

                                                             Period Ending
                                   ----------------------------------------------------------------
Index                              12/31/98   12/31/99   12/31/00    12/31/01   12/31/02   12/31/03
---------------------------------------------------------------------------------------------------
First Defiance Financial Corp.       100.00      76.19      82.79      119.82     153.70     216.77
NASDAQ - Total US                    100.00     185.95     113.19       89.65      61.67      92.90
SNL NASDAQ Bank Index                100.00      96.08     110.92      120.73     124.18     160.28
SNL Midwest Thrift Index             100.00      83.13     112.12      128.94     166.22     230.93
NASDAQ Bank Index*                   100.00      96.15     109.84      118.92     121.74     156.62

      *Because of cost considerations, the Company is discontinuing the use of the NASDAQ Bank Index after this year. It is being replaced with the SNL NASDAQ Bank Index.

Indebtedness of Management

      First Defiance had no loans outstanding during 2003 to any director, nominee for election as a director or executive officer of First Defiance, any member of the immediate family of any such person or to certain corporations, organizations or trusts affiliated with any such person, except loans made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and which did not involve more than the normal risk of collectibility or present other unfavorable features.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended December 31, 2003, and has reported on the Company's consolidated financial statements. Fees for the last fiscal year paid to Ernst & Young LLP were as follows:

                                                    2003          2002
                                                  --------      --------
            Audit Fees                            $123,970      $102,000
            Audit Related Fees                      16,900        47,248
            Tax Fees                                38,687       129,654
            Other                                       --            --
                                                  --------      --------
            Total fees paid to Ernst & Young      $179,557      $278,902

      Audit related fees relate to services for employee benefit plan audits, compliance services and services related to accounting consultations relating to the Company's mergers and acquisitions activity. Tax fees include the following:

                                                    2003          2002
                                                  --------      --------
            Tax return preparation                $ 29,587      $ 50,385
            Other tax                                9,100        79,269
                                                  --------      --------
                                                  $ 38,687      $129,654

      The Audit Committee has determined that the provision of these services is compatible with maintaining Ernst & Young LLP's independence.

      Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee is comprised of four directors, all of whom are considered "independent" under rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

      The Audit Committee oversees First Defiance's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements in the Annual Report on Form 10-K, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditor the auditor's independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence. The committee also pre-approved all professional services provided to the Company by the external auditor.

      The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held five meetings during 2003.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC. The Committee and the Board have also approved the selection of Ernst & Young LLP as the Company's independent auditors for the year ended December 31, 2004.

Stephen L. Boomer, Audit Committee Chair
John U. Fauster, III, Audit Committee Member
Peter A. Diehl, Audit Committee Member
Gerald W. Monnin, Audit Committee Member
March 8, 2004

                                  OTHER MATTERS

      Each proxy confers discretionary authority on the Board of Directors of First Defiance to vote the proxy for the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of solicitation of proxies will be borne by First Defiance. First Defiance will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of First Defiance may solicit proxies personally or by telephone without additional compensation.

                              SHAREHOLDER PROPOSALS

      Any proposal which a shareholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Shareholders of First Defiance must be received at the main office of First Defiance no later than November 19, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested. In addition, if a shareholder intends to present a proposal at the 2005 annual meeting of shareholders of First Defiance without including the proposal in the proxy solicitation materials relating to that meeting, and if the proposal is not received by January 31, 2005, then the proxies designated by the Board of Directors of First Defiance for the 2005 annual meeting may vote proxies in their discretion on any such proposal without mention of such matter in the proxy solicitation materials or on the proxy card for such meeting.

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

      Shareholders of First Defiance as of the Voting Record Date for the Annual Meeting are being provided with a copy of First Defiance's Annual Report to Shareholders and Form 10-K for the year ended December 31, 2003 ("Annual Report"). Included in the Annual Report are the consolidated financial statements of First Defiance as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003, prepared in accordance with generally accepted accounting principles, and the related report of First Defiance's independent public accountants. The Annual Report is not a part of this Proxy Statement.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ William J. Small

                                        William J. Small, Chairman, President
                                        and Chief Executive Officer

March 15, 2004
Defiance, Ohio

Appendix A

                         First Defiance Financial Corp.

                    Audit Committee of the Board of Directors

                                     Charter

Committee Role

The role of the audit committee of the board of directors of First Defiance Financial Corp. ("The Company") is to act on behalf of the board of directors and oversee all material aspects of the Company's accounting and financial reporting processes and the audits of the financial statements of the Company. The audit committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements.

The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

Organization

The audit committee shall be comprised of three or more independent directors as determined by the Board. Members of the audit committee shall be considered independent if they meet the criteria for independence as defined by the Nasdaq Stock Market, Inc. ("Nasdaq"). All audit committee members shall have (1) knowledge of the financial services industry; (2) the ability to read and understand fundamental financial statements, including a balance sheet, income statement, statement of cash flows, and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. The committee shall have access to its own counsel and other advisors at the committee's sole discretion.

One member, preferably the chairperson, should be literate in business and financial reporting and control, including basic knowledge of the regulatory requirements. Preferably this person should have experience in finance or accounting, experience in supervising a finance or accounting function or other comparable experience or background. Committee appointments shall be approved annually by the full board and the committee chairperson shall be selected and approved by the full board.

Statement of Policy

The audit committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communication

Appendix A

between the directors, the external auditors, the internal auditors, and the financial management of the Company.

Meetings

The committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the committee should meet at least semi-annually with management, the internal auditors, and the external auditors in separate executive sessions to discuss any matters the committee or each of these groups believe should be discussed separately. The committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

Operating Principles

The committee shall fulfill its responsibilities within the context of the following overriding principles:

Communications - The chairperson or others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairpersons, and other key committee advisors, external and internal auditors, etc. to strengthen the committee's knowledge of relevant current and prospective business issues.

Committee Education/Orientation - The committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business environment in which the company operates.

Annual Plan - The committee, with input from management and other key committee advisors, shall develop an annual plan responsive to the "primary committee responsibilities" detailed herein. The annual plan shall be reviewed and approved by the full board.

Meeting Agenda - Committee meeting agendas shall be the responsibility of the committee chairperson, with input from committee members. It is expected that the chairperson would also ask management and key committee advisors to participate in this process.

Committee Expectations and Information Needs - The committee shall communicate committee expectations and nature, timing, and extent of committee information needs to management, internal audit and external audit and other external parties. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors and others at least four days in advance of meeting dates

External Resources - The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

Appendix A

Reporting to the Board of Directors - The committee, through the committee chairperson, shall report to the full board following each meeting of the committee. In addition, minutes of the audit committee meetings shall be available to each board member upon request.

Committee Self Assessment - The committee shall review, discuss and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others. Changes in role and/or responsibilities, if any, shall be recommended to the full board for approval.

Relationship with External and Internal Auditors

The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of shareholders. The audit committee has the sole authority to appoint, retain, determine funding for and oversee the Company's external auditors.

As the external auditors review financial reports, they will be reporting to the audit committee. They shall report all relevant issues to the committee responsive to agreed-on committee expectations. In executing its oversight role, the committee should review the work of external auditors.

Annually, the audit committee should direct the external auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions.

The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external and internal auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to assure the independence of the external auditor.

The internal audit function shall be responsible to the board of directors through the committee.

If either the internal or the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee chairperson.

Changes in outsourced internal audit firms, or directors of internal audit should the committee decide to establish the function in-house, shall be subject to committee approval. Changes in the compliance officer shall also be subject to committee approval.

Appendix A

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

o Review and recommend to the directors the external auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries and evaluate the performance of the external auditors on an on-going basis.

o Approve all audit services and permitted non-audit services (as defined by the SEC) entered into with the external auditors prior to such services being performed. If it is necessary to engage the external auditors for permitted services prior to scheduled meetings of the committee, such services can be approved by the committee chairperson and reported after the fact to the committee. Such circumstances are expected to be infrequent.

o The committee approves the following de minimus exception to the pre-approval requirements for non-audit services. Such services:

      o must not aggregate to more than 5% of the total revenues paid by First Defiance to the external auditor in the fiscal year in which such services are provided,

      o were not recognized by First Defiance as non-audit services at the time of the engagement of the external auditor, and

      o are promptly brought to the attention of the audit committee via timely communication with the audit committee chairperson and approved prior to the completion of the audit by the audit committee

o Review and concur with management's approach to the internal audit function. Review internal auditor performance and changes in internal audit firms/leadership.

o     Review and approve the internal audit policy.

o Review the independence and authority of internal audit's reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the external auditors. Review the qualifications of the Internal Auditor to specific areas within the audit plan.

Appendix A

o Meet with the external auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the external auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the external auditors.

o Review with the external auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Review reports received from regulators and review other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

o Inquire of management, the internal auditor, and the external auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Engage the external auditors to perform timely reviews of interim financial statements following procedures set forth in Statement of Auditing Standard (SAS) No. 71, or such other auditing standards that may in time modify, supplement or replace SAS 71. Such review should be completed prior to the Company filing its form 10-Q.

o Review with management and the external auditors any changes in important accounting principles and the application thereof in both interim and annual financial reports.

o Review the quarterly financial statements with financial management and the external auditors prior to the filling of the Form 10-Q (or prior to the press release of results, if possible) to determine that the external auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee or his designee may represent the entire committee for purposes of this review.

Appendix A

o Review the financial statements contained in the annual report to shareholders with management and the external auditors to determine that the external auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Also review with financial management and the external auditors their judgements about the quality, not just acceptability, of accounting principles and the clarity, consistency, and completeness of the Company's accounting information contained in the financial statements and related disclosures. Discuss items that may have a significant impact on the representational faithfulness, verifiability, neutrality, and consistency of the accounting information. Review with financial management and the external auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors.

o The following communications are explicitly required to be made between the external auditors and the audit committee prior to the filing of any audit report with the SEC:

      o     critical accounting policies and practices used

      o all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm; and

      o other material written communications, including but not limited to, the management representation letter, reports on observations and recommendations on internal controls, the schedule of adjusted audit differences and a listing of adjustments and reclassifications not recorded, the engagement letter, and the independence letter.

o Disclose in the annual proxy statement in connection with the annual meeting of shareholders at which directors are to be elected a statement that audit committee members are independent.

o Disclose in the annual proxy statement in connection with the annual meeting of shareholders at which directors are to be elected a statement which states: (1) the audit committee has reviewed and discussed the audited financial statements with management, (2) the audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented and (3) the audit committee has received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the auditors the auditors' independence. The audit committee should then state whether, based on the reviews and discussions referred to above, it recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC. This disclosure is to appear over the printed names of each voting member of the audit committee.

o Review and recommend to the full board ratification of the code of ethical conduct

o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

Appendix A

o Establish procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

o Investigate any matter brought to its attention within the scope of its duties.

o Review all significant conflicts of interest and related party transactions

o     Review with senior management any changes in key financial management.

o Include a copy of this Charter in the proxy statement at least triennially or the year after any significant amendment to the Charter.

Appendix B

                 CHARTER FOR THE CORPORATE GOVERNANCE COMMITTEE
                        OF FIRST DEFIANCE FINANCIAL CORP.

      1. PURPOSE. The committee is intended to provide a forum for independent Directors to address issues of corporate governance to ensure that the board is appropriately constituted and conducts its affairs in a manner that will best serve the interest of the Company and its shareholders.

      2. ORGANIZATION. The committee shall consist of at least three independent Directors. The Chairman shall be appointed by the Committee. The Committee shall meet at least two times each year.

      3. PRINCIPAL RESPONSIBILITIES. The principal responsibilities of the committee shall be as follows:

            General

                  a. Periodically review and recommend to the Board any appropriate modifications to the Company's Corporate Governance Policy.

                  b. Periodically review documentation for Code of Ethics and Conflict of Interest for Directors and Senior Officers.

                  c. Periodically review and recommend to the Board any appropriate changes to the process for evaluation of the CEO, Chairman of the Board and Senior Management.

                  d. Review and oversee the Board's continuing education and self-assessment process on an annual basis.

                  e. Evaluate candidates for the position of CEO, Chairman, and Chair of the Executive Committee, as appropriate.

                  f. In carrying out its duties, the Committee will confer with and solicit the views of the Chairman and CEO.

                  g. Oversee and review the Corporation's processes of providing information to the Board in a timely manner.

Appendix B

            Board Compensation and Membership

                  a. Establish criteria for the selection of new directors and nominees for vacancies on the Board.

                  b. Evaluate the qualifications, skills, and other attributes of nominees.

                  c. Reassess annually the composition, challenges, and needs of the board as a whole, both in connection with recommending candidates for election to the Board and in analyzing the composition of the Board committees. The assessment of the overall composition of the Board considers issues of judgment, diversity in skills, background and experience.

                  d. Review the status of a Director for reason of change of employment or other circumstances and make a recommendation regarding his or her suitability for remaining on the Board.

                  e. Evaluate the performance of any Director whose term is expiring and whether such Director should be invited to stand for reelection.

                                INSTRUCTION CARD

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                         FIRST DEFIANCE FINANCIAL CORP.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 20, 2004
                              1:00 p.m. local time

The undersigned hereby appoints the Board of Directors of First Defiance Financial Corp. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 5, 2004 at the Annual Meeting of Shareholders to be held at the home office of its subsidiary, First Federal Bank, located at 601 Clinton Street, Defiance, Ohio 43512, on Tuesday, April 20, 2004, at 1:00 p.m., Eastern Time, and any adjournment thereof.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

        FIRST DEFIANCE FINANCIAL CORP.-- ANNUAL MEETING, APRIL 20, 2004

                    YOUR INSTRUCTIONS TO VOTE ARE IMPORTANT!

        You can provide your instructions to vote in one of three ways:

1. Call toll free 1-888-216-1302 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
                                       or
                                       --

2. Via the Internet at https://www.proxyvotenow.com/def and follow the instructions.

                                       or
                                       --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Printed on recycled paper

Please mark as indicated in this example [X]

The Board of Directors recommends a vote "FOR" Proposal 1.

         Withhold For All
For      All      Except

1. Election of directors for three-year term expiring in 2007.
Nominees for a three-year term expiring in 2007:

(01) Stephen L. Boomer     (02) Peter A. Diehl
(03) William J. Small

Instruction: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS SPECIFIED IN PROPOSAL 1 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Mark here if you plan to attend the meeting

Mark here for address change and note change



PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, write in the full corporate or partnership name and have the President or other authorized officer sign. If shares are held jointly, each holder should sign, but only one signature is required.

Please be sure to date and sign this instruction card in the box below.


----------------------------------------
                Date

----------------------------------------
              Sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

--------------------------------------------------------------------------------
                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL



PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., April 20, 2004. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone
Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., April 20, 2004.
1-888-216-1320

Vote by Internet
anytime prior to
3 a.m., April 20, 2004 go to
https://www.proxyvotenow.com/def

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-Line Proxy Materials : Access at https://www.proxyvotenow.com/def

                            Your vote is important!